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                                                                   Exhibit 10.50

                               SECURITY AGREEMENT

      This SECURITY AGREEMENT (this "Agreement") is executed and entered into by and between TEXAS MEZZANINE FUND INC., a Texas corporation ("Secured Party"), and DREW SCIENTIFIC, INC., a Texas corporation ("Debtor"), as follows:

                                   WITNESSETH:

      WHEREAS, Debtor and Secured Party have executed that certain Loan Agreement of even date herewith (the "Loan Agreement") pursuant to the terms and provisions of which Secured Party has agreed to loan Debtor the sum of Five Hundred Fifty-Eight Thousand and No/100 Dollars ($558,000.00);

      WHEREAS, Debtor has executed a promissory note of even date herewith in the stated principal amount of $558,000.00 (the "Note") payable to the order of Secured Party pursuant to the terms and conditions contained therein; and

      WHEREAS, pursuant to the terms and provisions of the Note and the Loan Agreement, the parties hereto wish to secure payment and performance of Debtor's obligations under the Note and the Loan Agreement pursuant to the terms and provisions set forth hereinbelow. (The Note, the Loan Agreement and any of the other documents executed in connection with this loan may sometimes be collectively referred to herein as the "Loan Documents".)

      NOW, THEREFORE, in consideration of Ten and No/100 Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

      1. Security for Indebtedness. As security for full and timely payment, performance and satisfaction of the Indebtedness (as defined below), Debtor hereby grants to Secured Party a security interest in the Collateral (as defined below).

      2. Collateral. The term "Collateral" shall mean all of the following property Debtor now or later owns or has an interest in, wherever located:

            (a) All Accounts, Chattel Paper, contract rights, Documents, Instruments, Deposit Accounts and General Intangibles.

            (b) All Equipment and Fixtures.

            (c) All Inventory.

            (d) All Goods, Instruments, Documents, Investment Property, money or other property which are now or later in possession or control of Secured Party, or as to which Secured Party now or later controls possession.

            (e) All additions, accessions, attachments, replacements, substitutions, amendments, modifications, extensions, renewals, enlargements, products, Proceeds, income, interest, profits and distributions of or relating to the foregoing.

            (f) All books of account, customer lists and other Records relating in any way to the foregoing.

All terms capitalized above shall have the meanings assigned to them in the Uniform Commercial Code of the State of Texas (the "Code").

      3. Indebtedness. As used herein, the term "Indebtedness" shall mean (a) all of Debtor's debts, liabilities, covenants, agreements, promises and obligations under the Note, the Loan Agreement, this Agreement and the other Loan

SECURITY AGREEMENT - Page 1

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Documents, together with any and all renewals, extensions, increases, rearrangements or modifications thereof, (b) all costs incurred by Secured Party to obtain, preserve, perfect and enforce this Agreement and the security interest in the Collateral, and maintain, preserve and collect the Collateral, including without limitation taxes, assessments, insurance premiums, reasonable attorneys' fees and legal expenses and expenses of sale, and (c) all future loans and advances made by Secured Party to Debtor and all other debts, obligations and liabilities of every kind and character of Debtor now or hereafter existing in favor of Secured Party, it being contemplated that Debtor may hereafter become indebted to Secured Party in further sum or sums.

      4. Insurance. Debtor will, at its own expense, maintain insurance with respect to all Collateral in such amounts, against such risks, in such form and with such insurers, as shall be reasonably satisfactory to Secured Party from time to time. If requested by Secured Party, each policy for property damage insurance shall provide for all losses to be paid directly to Secured Parry. If requested by Secured Party, each policy of insurance maintained by Debtor shall
(a) name Debtor and Secured Party as insured parties thereunder (without any representation or warranty by or obligation upon Secured Party) as their interests may appear, (b) contain the agreement by the insurer that any loss thereunder shall be payable to Secured Party notwithstanding any action, inaction or breach of representation or warranty by Debtor, (c) provide that there shall be no recourse against Secured Party for payment of premiums or other amounts with respect thereto, and (d) provide that at least thirty (30) days prior written notice of cancellation or of lapse shall be given to Secured Party by the insurer. Debtor will, if requested by Secured Party, deliver to Secured Party original or duplicate policies of such insurance and, as often as Secured Party may reasonably request, a report of a reputable insurance broker with respect to such insurance. Debtor will also, at the request of Secured Party, duly execute and deliver instruments of assignment of such insurance policies and cause the respective insurers to acknowledge notice of such assignment. All insurance payments in respect of loss of or damage to any Collateral shall be paid to Secured Party and applied as Secured Party in its sole discretion deems appropriate.

      5. Books and Records of Debtor. Debtor will maintain accurate books and records with respect to the Collateral. Said books and records will evidence the security interest of Secured Party in the Collateral (but Debtor's failure to do so shall never impair Secured Party's right hereunder) and will be kept at Debtor's mailing address as specified in this Agreement.

      6. Distributions From Collateral. In the event Debtor shall become entitled to receive or shall receive, in connection with any of the Collateral,
(a) any additions to or substitutions for any of the Collateral, or any rights to such additions to or substitutions, (b) any distribution payable in property or cash distributions, or (c) any distributions of any kind whatsoever, Debtor shall accept same as encumbered by the security interest created hereby; provided, however, in an Event of Default (as defined below), Debtor shall deliver all distributions of any kind whatsoever declared and paid on account of the Collateral to Secured Party.

      7. Representations and Warranties. Debtor warrants and represents to Secured Party that (a) Debtor has power and authority to enter into this Agreement, and to pledge the Collateral for the purposes described herein, (b) Debtor will be the legal and beneficial owner of all of the Collateral, (c) except as set forth on Exhibit B attached hereto, all of the Collateral will be owned by Debtor free of any pledge, mortgage, lien, security interest or encumbrance of any kind, except for the security interest granted herein, (d) the execution and delivery by Debtor of this Agreement, and the performance of its terms, will not result in any violation or default under the terms of any agreement or instrument, or any law or governmental rule or regulation applicable to Debtor or the Collateral, (e) upon execution and delivery by Debtor of this Agreement, this Agreement shall create a valid security interest in the Collateral, and the proceeds thereof, subject to no prior security interest except as may set forth on Exhibit B, (f) as of the date hereof, and after giving effect to this Agreement and the completion of all other transactions contemplated by Debtor at the time of the execution of this Agreement, Debtor is and will be solvent, (g) except as disclosed in writing to Secured Party, Debtor is conducting Debtor's businesses in material compliance with all applicable federal, state and local laws, statutes, ordinances, rules, regulations, orders, determinations and court decisions, including without limitation, those pertaining to health or environmental matters, and (h) if any of the Collateral consists of Accounts, each Account is valid and enforceable without performance by Debtor and is not subject to any contra accounts, setoffs, defenses or counterclaims.

SECURITY AGREEMENT - Page 2

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      8. Affirmative Covenants. Debtor covenants and agrees to: (a) from time to time promptly execute and deliver to Secured Party all such other assignments, certificates, supplemental writings and financing statements, and do all other acts or things, as the Secured Party may request in order more fully to evidence and perfect the security interest herein created or to effect the purposes of this Agreement; (b) punctually and properly perform all of the Debtor's covenants and duties under any Loan Documents; (c) promptly furnish Secured
Party with any information or writings which Secured Party may request concerning the Collateral; (d) allow Secured Party to inspect all records of Debtor relating to the Collateral, and to make and take away copies of such records, at the Debtor's expense, at such reasonable times and as often as may be reasonably requested by Secured Party; (e) notify Secured Party of any change in the location of the Collateral, Debtor's principal place of business and mailing address prior to any such change, (f) promptly notify Secured Party of any change in any fact or circumstance warranted or represented by Debtor in this Agreement or in any other writings furnished by Debtor to Secured Party in connection with the Collateral; (g) promptly notify Secured Party of any claim, action or proceeding relating to the Collateral, or any part thereof or the security interest therein, and, at the request of Secured Party, appear in and defend, at Debtor's expense, any such action or proceedings; (h) promptly pay to Secured Party the amount of all court costs and attorneys' fees incurred by Secured Party hereunder; (i) fully perform all of Debtor's duties under and in connection with each transaction to which the Collateral relate, so that the amounts thereof shall actually become payable in their entirety to Debtor; (j) promptly collect and enforce payment of the Collateral; (k) maintain the Collateral in good repair, working order and condition; (1) pay, before delinquent, all taxes and other assessments lawfully levied against the Collateral; and (m) maintain good and marketable title to all Collateral free and clear of all liens, security interests, encumbrances or adverse claims, except for the security interest created by this Agreement and the security interests and other encumbrances expressly permitted by this Agreement and the other Loan Documents.

      9. Performance by Secured Party. Should any covenant, duty or agreement of Debtor fail to be performed in accordance with its terms hereunder, Secured Party may perform or attempt to perform such covenant, duty or agreement on behalf of Debtor, and any amount expended by Secured Party in such performance or attempted performance shall become a part of the Indebtedness, and, at the request of Secured Party, Debtor agrees promptly to pay such amount to Secured Party at Secured Party's office set forth below, provided that Secured Party does not assume and shall never have any liability for the performance of any duties of Debtor under or in connection with the Collateral, or any part thereof, or under any transaction, agreement or contract out of which the Collateral, or any part thereof, may arise. If any lessee, obligor or account debtor of all or any part of the Collateral fails or refuses to make payment thereon when due, Secured Party is authorized, in its discretion, either in its own name or in the name of Debtor, to take such action as Secured Party shall deem reasonably appropriate for the collection of the Collateral and any proceeds thereof with respect to which a delinquency exists. Regardless of any other provision hereof, however, Secured Party shall never be liable for its failure to collect, or for its failure to exercise diligence in the collection of any of the Collateral or any proceeds thereof, nor shall it be under any duty whatsoever to anyone, except to account for the funds that it shall actually receive hereunder.

      10. Negative Covenants. Debtor hereby covenants that, until such time as the Indebtedness has been fully paid, performed and satisfied, Debtor will not:
(a) sell, convey, pawn or otherwise dispose of any of the Collateral or any interest therein other than in the ordinary course of business; (b) create, incur or permit to exist any pledge, mortgage, lien, charge, encumbrance or any security interest whatsoever in or with respect to any of the Collateral, or the proceeds thereof, other than the security interest created hereby and any encumbrance or security interest expressly permitted by this Agreement and the other Loan Documents; or (c) remove, or permit to be removed, Debtor's records concerning the Collateral from Debtor's mailing address as specified in this Agreement. Debtor covenants and agrees that Debtor will not use or permit the Collateral which are inventory or equipment to be used for any unlawful purpose or in any manner inconsistent with the provision or requirements of any policy of insurance thereon.

      11. Indemnity. Debtor warrants to defend Secured Parry's right, title and security interest in and to the Collateral against the claims of any person or entity. Further, Debtor hereby indemnifies and agrees to hold harmless Secured Party, and its officers, directors, employees, agents and representatives (each an "Indemnified Person") from and against any and all liabilities, obligations, claims, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature which may be imposed on, incurred by, or asserted against, any Indemnified Person (whether or not caused by any Indemnified Person's sole, concurrent or contributory negligence)

SECURITY AGREEMENT - Page 3

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arising in connection with the Loan Documents or the Collateral (including without limitation, the enforcement of the Loan Documents and the defense of any Indemnified Person's actions and/or inactions in connection with the Loan Documents).

      12. Event of Default. As used herein, the term "Event of Default" shall mean the failure of timely payment and performance of any of the Indebtedness, or any "default" or "event of default" as defined in any of the Loan Documents.

      13. Rights and Remedies. Upon the occurrence of an Event of Default, in addition to all other remedies available to Secured Party, Secured Party may, at Secured Party's option, without limitation and without notice except as expressly provided in any of the Loan Documents: (a) exercise in respect of the Collateral all the rights and remedies of a secured party under the Code; (b) proceed immediately to have any or all of the Collateral transferred to Secured Party's name, and Debtor hereby covenants that, in such event and upon Secured Party's request, Debtor will take such actions as are necessary to effectuate such transfer; (c) reduce its claim to judgment or foreclose or otherwise enforce, in whole or in part, the security interest granted hereunder by any available judicial procedure; (d) apply for the appointment of a receiver for the Collateral; (e) retain the Collateral in satisfaction of the Indebtedness whenever the circumstances are such that Secured Party is entitled to do so under the Code or otherwise; or (f) proceed immediately to dispose of and realize upon the Collateral, or any part thereof, and in connection therewith, sell or otherwise dispose of and deliver the Collateral, or any part thereof, in one or more parcels at public or private sale or sales, or at any of Secured Party's offices or elsewhere, at such prices and on such terms as it may deem best, for cash or on credit, or for future delivery without assumption of any credit risk, with the right of Secured Party or any purchaser to purchase at any such sale either the whole or any part of the Collateral (in connection with any such sale or disposition, Secured Party need not give more than ten (10) calendar days notice of the time and place of any public sale or of the time after which a private sale may take place, which notice Debtor hereby acknowledges to be reasonable). Debtor does hereby expressly waive any right to any legal process of judicial hearing prior to such taking of possession by the Secured Party. Debtor understands that the right to prior notice and hearing is a valuable right and agrees to the waiver thereof as a part of the consideration for and as an inducement to the Secured Party to enter into the loan transaction.

      14. Application of Proceeds. The proceeds of any disposition of all or any part of the Collateral may be applied by Secured Party in such order and manner as Secured Party, in its discretion, deems appropriate including, without limitation, the following order: (a) first, to the costs and expenses incurred in connection with the disposition of the Collateral or incidental thereto, including reasonable attorneys' fees and legal expenses; (b) second, at Secured Party's election, to the payment or other satisfaction of any liens and other encumbrances upon the Collateral; (c) third, to the satisfaction of the Indebtedness; (d) fourth, to the payment of any other amounts required by applicable law; and (e) fifth, to Debtor to the extent of any surplus remaining. Debtor shall remain liable for any deficiency, which it shall pay to Secured Party immediately upon demand.

      15. Waiver by Debtor. Except as expressly otherwise provided for herein, Debtor hereby waives demand, presentment, presentment for payment, notice of intent to demand, notice of nonpayment, notice of dishonor, diligence in collecting, grace, notice (including notice of intent to accelerate and notice of acceleration), protest and notice of protest. Debtor hereby further agrees that no act or omission of Secured Party with reference to the Collateral, including but not limited to failure to file or perfect any lien or security interest, shall release Debtor from its obligations hereunder.

      16. Custody of Collateral. Should any part of the Collateral which is Inventory or Equipment come into the possession of Secured Party, whether before or after default, Secured Party may use or operate the Collateral for the purpose of preserving it or its value, pursuant to the order of a court of appropriate jurisdiction, or in accordance with any other rights held by Secured Party in respect of the Collateral. Debtor covenants to promptly reimburse and pay to Secured Party, all costs (including the cost of any insurance and payment of taxes or other charges) incurred by Secured Party in connection with the custody, preservation, use or operation of the Collateral, and all such expenses, costs, taxes and other charges shall be a part of the Indebtedness. It is agreed, however, that the risk of accidental loss or damage to the Collateral is on Debtor, and Secured Party shall have no liability whatsoever for failure to obtain or maintain insurance or to determine whether any insurance ever in force is adequate as to amount or as to the risks insured.

SECURITY AGREEMENT - Page 4

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      17. Collection of Proceeds. Debtor agrees that upon the request of Secured
Party, Debtor shall establish and maintain at its sole expense, a non-interest bearing deposit account styled as designated by Secured Party, with a financial institution designated by Secured Party, into which Debtor shall deposit all payments received by Debtor with respect to the Collateral, and over which Secured Party shall have the exclusive authority to withdraw funds in the event of a default hereunder. Upon notice of default from Secured Party, each account debtor or other party obligated to Debtor is hereby authorized and directed by Debtor to make all payments due to Debtor directly to Secured Party, and Debtor agrees to notify and instruct all account debtors and other parties obligated to Debtor that all payments made to Debtor shall be remitted, for the credit of Debtor, to Secured Party. Upon the earlier of default or notice from Secured Party, Debtor covenants and agrees that: (a) all cash proceeds of the Collateral received by Debtor, whether in the form of cash, checks, or otherwise, shall be segregated from all other funds of Debtor and be held in trust for Secured
Party, and each item of such proceeds, immediately upon receipt thereof by Debtor shall become part of the Collateral; and (b) Debtor shall have absolutely no dominion or control over any payment received in respect of the Collateral, or any part thereof, except to deliver such payment immediately to Secured Party properly endorsed, so that Secured Party may collect and apply the proceeds in accordance with the terms hereof. Secured Party is authorized and empowered, on behalf of Debtor, to endorse the name of Debtor upon any check, draft or other instrument payable to Debtor evidencing payment upon the Collateral, or any part thereof, and to receive and apply the proceeds therefrom in accordance with the terms hereof. Secured Party is expressly granted a limited power of attorney by Debtor for the purpose of endorsing Debtor's name as set forth hereinabove, such limited power of attorney being an irrevocable power of attorney coupled with an interest.

      18. Delivery of Notices. Debtor agrees to promptly deliver to Secured Party a copy of all written notices received by Debtor with respect to the Collateral or the Indebtedness.

      19. Termination Upon Performance. Upon full payment and performance of all of the Indebtedness and upon payment of all additional costs and expenses provided herein, this Agreement shall terminate.

      20. Filing of Financing Statement. Debtor authorizes Secured Party to file in the name of and on behalf of Debtor all financing statements or other filings deemed necessary or desirable by Secured Party to evidence, perfect, or continue the security interests granted in this Agreement.

      21. Parties Bound. This Agreement is binding upon and shall inure to the benefit of the parties hereto, and their heirs, administrators and assigns.

      22. GOVERNING LAW AND VENUE. THIS AGREEMENT HAS BEEN ACCEPTED AND IS PERFORMABLE WITHIN DALLAS COUNTY, TEXAS, AND VENUE IN ANY ACTION ARISING OUT OF THIS AGREEMENT SHALL LIE IN DALLAS COUNTY, TEXAS. THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND FEDERAL LAWS APPLICABLE TO THE STATE OF TEXAS.

      23. Transfer and Assignment. This Agreement and the security interest created hereby shall be transferable and assignable by Secured Party in whole or in part, at such times and upon such terms as it deems advisable and, upon any such transfer or assignment, the transferee or assignee shall succeed to all rights and powers of the Secured Party hereunder to the extent of any such transfer or assignment.

      24. No Waiver by Secured Party. No waiver by Secured Party of any default shall be deemed to be a waiver of any other subsequent default, nor shall any such waiver by Secured Party be deemed to be a continuing waiver. No delay or omission by Secured Party in exercising any right or power hereunder, or under any of the other Loan Documents, shall impair any such right or power or be construed as a waiver thereof or any acquiescence therein, nor shall any single or partial exercise of any such right or power preclude other or further exercise thereof, or the exercise of any other right or power of Secured Party hereunder or under any of the Loan Documents.

      25. Cumulative Rights. All rights and remedies of the Secured Party hereunder are cumulative of each other and of every other right or remedy which Secured Party may otherwise have at law or in equity or under any other

SECURITY AGREEMENT - Page 5

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contract or document for the enforcement of the security interest herein or the collection of the Indebtedness, and the exercise of one or more rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of other rights or remedies provided in other instruments and agreements between Debtor and Secured Party, or as provided by law, including without limitation, the rights and remedies of a secured party under the Code.

      26. Notice. Any notice or other communication required or permitted hereunder must be in writing and sent by U.S. Mail, registered or certified, return receipt requested. Notice given under the above-described manner shall be deemed to have been given and received when a registered or certified letter containing such notice, properly addressed, with postage prepaid, return receipt requested is deposited in the United States mail. Such notices shall be given to the parties hereto at the following addresses:

      If to Debtor:          Drew Scientific, Inc.
                             4230 Shilling Way
                             Dallas, Texas 75237
                             Attn: Keith Drew

      If to Secured Party:   Texas Mezzanine Fund Inc.
                             351 West Jefferson Blvd., Suite 800
                             Dallas, Texas 75208
                             Attn: Theresa Lee

Each of the parties hereto shall be entitled to specify a different address by giving written notice to the other party hereto in accordance with this Paragraph.

      27. Modification. No term or condition of this Agreement shall be deemed to have been waived nor shall there be any estoppel to enforce any provision of this Agreement except by written instrument of the party charged with such waiver or estoppel. No amendment or modification of this Agreement shall be deemed effective unless and until executed in writing by both of the parties hereto.

      28. Further Assurances. Debtor will execute, re-execute and/or initial any such document or instrument as may be requested by Secured Party in order to (a) correct any errors or omissions in this Agreement, whether such error or omission is due to the unilateral mistake of Secured Party, mutual mistake on the part of Secured Party and Debtor, clerical mistake, calculation error, computer malfunction, printing error or similar error, or (b) perfect or give further assurances of any of the rights, titles, liens or security interests granted or provided for in this Agreement. Debtor further agrees that Secured Party shall not be liable to Debtor for any damages incurred by Debtor that are directly or indirectly caused by any such mistake, error or omission.

      29. Severability. All agreements and covenants contained herein are severable and in the event that any of them shall be held to be invalid by any court of competent jurisdiction, this Agreement shall be interpreted as if such invalid agreements or covenants were not contained herein.

      30. Gender and Number. Where appropriate, the use of one gender shall be construed to include the others or any of them; and the singular number shall be construed to include the plural, and vice versa.

      31. FINAL AGREEMENT. THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

SECURITY AGREEMENT - Page 6

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EXECUTED this 20th day of November, 2003.

                                 SECURED PARTY:

                                 TEXAS MEZZANINE FUND INC.,
                                 a Texas corporation

                                 By: /s/ Theresa Lee
                                     -----------------------
                                 Name: Theresa Lee
                                 Title: Vice-President

                                 DEBTOR:

                                 DREW SCIENTIFIC, INC.,
                                 a Texas corporation

                                 By: /s/ Keith Drew
                                     -----------------------
                                 Name: Keith Drew
                                 Title: President

SECURITY AGREEMENT - Page 7

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                                    Exhibit B
                 Permitted Liens/Security Interests/Encumbrances

1. Financing Statement No. 99-156605 filed on August 3,1999 in the Office of the Secretary of State of the State of Texas, MWI, Inc. dba Danam Electronics, as debtor, Texas Mezzanine Fund, Inc., as secured party, covering all accounts, inventory and equipment, with security interest in
      (a) export related accounts and inventory subordinated to the security interest of Bank of America, N.A., and (b) domestic accounts and inventory subordinated to the security interest of Vertex Financial Corporation pursuant to Intercreditor Agreement by and among Texas Mezzanine Fund, Inc., Bank of America, N.A. and Vertex Financial Corporation dated March 7, 2002, as amended.

2. Financing Statement No. 00-520328 filed on June 12, 2000 in the Office of the Secretary of State of the State of Texas, MWI, Inc. dba Danam Electronics, as debtor, Bank of America, N.A., as secured party, covering all accounts, inventory and equipment, as amended by Financing Statements 02-00199789, 02-00210790, 02-00277004 and 02-00302353.

3. Financing Statement No. 0002038371 filed on December 5,2000 in the Office of the Secretary of State of the State of Connecticut, MWI, Inc. , as debtor, Associates Leasing, Inc., as secured party, covering one (1) Daewoo Mynx 500.

4. Financing Statement No. 02-0024567117 filed on April 1, 2002 in the Office of the Secretary of State of the State of Texas, MWI, Inc., as debtor, Vertex Financial Corporation, as secured party, covering all domestic accounts and inventory, as amended by Financing Statement No. 03-00121476.